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                                  EXHIBIT 10.24

              (FORM OF MANATT, PHELPS & PHILLIPS LLP LEGAL OPINION)

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[MANATT MANATT | PHELPS | PHILLIPS LETTER HEAD]

August 14, 2002

Private Investment Bank Limited, for itself and for the benefit of the holders, from time to time, of the Amended Debentures (defined below)
Devonshire House
Queen Street
P.O. Box N-3918
Nassau, Bahamas

     RE:  PRIVATE INVESTMENT BANK LIMITED DEBENTURE REFINANCING ("REFINANCING")

Ladies and Gentlemen:

     We have acted as counsel to (a) Med Diversified, Inc., a Nevada corporation, formerly known as e-MedSoft.com ("MED") and (b) American Reimbursement, LLC, a Delaware limited liability company ("ARL") in connection with the Refinancing and execution and delivery of the following: (i) that certain Amendment Agreement, dated as of June 28, 2002 (the "AMENDMENT AGREEMENT"), by and among Med, ARL, Private Investment Bank Limited, Nassau, Bahamas ("PIBL"), TEGCO Investments, LLC, a Delaware limited liability company ("TEGCO"), and each of the Med Subsidiaries; (ii) that certain Debenture Purchase and Subordination Agreement, dated as of June 28, 2002 (the "DEBENTURE PURCHASE AND SUBORDINATION AGREEMENT"), by and between TEGCO and PIBL, and acknowledged by Med; (iii) those certain Amended Debentures, dated as of June 28, 2002 (the "AMENDED DEBENTURES"), made by Med in favor of PIBL, in the aggregate principal amount of $57,500,000; (iv) that certain Transferred Debenture, dated as of June 28, 2002 (the "TRANSFERRED DEBENTURE"), made by Med in favor of PIBL, and purchased from PIBL by TEGCO pursuant to the Debenture Purchase and Subordination Agreement for a purchase price in the amount of $12,500,000; (v) that certain ARL Guaranty, dated as of June 28, 2002 (the "ARL GUARANTY") made by ARL in favor of PIBL; (vi) that certain ARL Security Agreement, dated as of June 28, 2002 (the "ARL SECURITY AGREEMENT"), made by ARL in favor of PIBL; (vii) that certain Security Agreement, dated as of June 28, 2002 (the "MED SECURITY AGREEMENT"), made by Med in favor of PIBL; (viii) that certain Med Subsidiaries Pledge and Security Agreement, dated as of June 28, 2002 (the "MED SUBSIDIARIES PLEDGE AND SECURITY AGREEMENT"), made in favor of PIBL by Med, Chartwell Diversified Services, Inc., a Delaware corporation, Tender Loving Care Health Care Services, Inc., a Delaware corporation, and each of the other Med Subsidiaries that after the Closing Date becomes a party to the Pledge and Security Agreement by executing a Subsidiary Joinder; (ix) that certain Med Subsidiaries Collateral Agency Agreement, dated August 14, 2002 (the "MED SUBSIDIARIES COLLATERAL AGENCY AGREEMENT"), by and among Med, the Med Subsidiaries, PIBL, as agent for the holders of the Amended Debentures, and Citibank, N.A., a national banking association, as collateral agent (x)

           11355 W. Olympic Boulevard, Los Angeles, California 90064
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that certain Med Deposit Account Control Agreement, dated as of August 14, 2002
(the "MED CONTROL AGREEMENT"), by and among Three Rivers Bank & Trust Company (the "BANK"), Med and PIBL; (xi) that certain ARL Deposit Account Control Agreement, dated as of August 14, 2002 (the "ARL CONTROL AGREEMENT"), by and among the Bank, ARL and PIBL; (xii) the Form of UCC-1 Financing Statement for filing in the State of Delaware against Med, as debtor, in favor of PIBL, as secured party, a copy of which is attached hereto as EXHIBIT A (the "MED FINANCING STATEMENT"); (xiii) the Form of UCC-1 Financing Statement for filing in the State of Delaware against ARL, as debtor, in favor of PIBL, as secured party, a copy of which is attached hereto as EXHIBIT B (the "ARL FINANCING STATEMENT"); (xiv) Med Security Interest Assignment Agreement, dated as of June 28, 2002 (the "MED SECURITY INTEREST ASSIGNMENT AGREEMENT"), by and between Med and PIBL and acknowledged by ARL; (xv) the Form of UCC-3 Financing Statement Amendment for filing in the State of Delaware by Med, as assignor, against ARL, as debtor, in favor of PIBL, as assignee and secured party, a copy of which is attached hereto as EXHIBIT C ("MED FINANCING STATEMENT AMENDMENT"); (xvi) that certain Acknowledgement and Agreement of Rescission, executed as of June 14, 2002 and effective as of December 28, 2001 (the "RESCISSION AGREEMENT"), by and between PIBL and Med; (xvii) that certain Forbearance and Tolling Agreement, dated as of August 14, 2002 and effective as of the date hereof (the "TOLLING AGREEMENT"), by and among by and among Med, National Century Financial Enterprises, Inc., an Ohio corporation, and Frank P. Magliochetti, Jr., an individual, on the one hand, and PIBL, PIB Trust Company Limited, a Bahamian trust company, and Banque de Patrimoines Prives Geneve BPG SA, a Swiss banking company, on the other hand; and (xviii) that certain Escrow Agreement, dated as of June 28, 2002 (the "ESCROW AGREEMENT"), by and between Med, TEGCO and The Huntington National Bank, a national banking association, as escrow agent. This opinion letter is delivered to you pursuant to SECTION 11(i) of the Amendment Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Amendment Agreement.

     1.   DOCUMENTS REVIEWED.

     For purposes of this opinion we have, among other things, reviewed the following documents, each dated as of June 28, 2002 (unless otherwise noted herein) to be executed in connection with the Refinancing:

          (a)  REFINANCING DOCUMENTS:

               (i)     Amendment Agreement;

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               (ii)    Debenture Purchase and Subordination Agreement;

               (iii)   Amended Debentures;

               (iv)    Transferred Debentures;

               (v)     ARL Guaranty;

               (vi)    ARL Security Agreement;

               (vii)   Med Security Agreement;

               (viii)  Med Subsidiaries Pledge and Security Agreement;

               (ix)    Med Subsidiaries Collateral Agency Agreement;

               (x)     Med Control Agreement;

               (xi)    ARL Control Agreement;

               (xii)   Med Financing Statement;

               (xiii)  ARL Financing Statement;

               (xiv)   Med Security Interest Assignment Agreement;

               (xv)    Med Financing Statement Amendment;

               (xvi)   Rescission Agreement;

               (xvii)  Tolling Agreement; and

               (xviii) Escrow Agreement.

     The documents set forth in Paragraphs 1(a)(i) through (xviii) above, inclusive, are referred to collectively as the "REFINANCING DOCUMENTS." The Med Financing Statement, the ARL Financing Statement, the Med Security Interest Assignment Agreement and the Med

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Financing Statement Amendment, inclusive, are referred to collectively as the
"FINANCING DOCUMENTS."

          (b)  MED DOCUMENTS.

               (i) An officer's certificate of Med (the "MED OFFICER'S CERTIFICATE") executed by an authorized representative of Med, certifying as to the status of the governing documents of Med, the incumbency of the officer(s) authorized to sign relevant documents on behalf of Med, and certain other factual items upon which we rely in issuing this opinion letter;

               (ii) Unanimous Written Consent of the Board of Directors of Med, executed by the Board of Directors of Med, and certified as being true, correct and complete, and in full force and effect pursuant to the Med Officer's Certificate;

               (iii) Articles of Incorporation of Med, certified by the office of the Secretary of State of the State of Nevada (the "NEVADA SECRETARY OF STATE"), as of August 6, 2002, as being a true and correct copy of such document as filed with the Nevada Secretary of State, and certified as being true, correct and complete, and in full force in effect pursuant to the Med Officer's Certificate;

               (iv) Bylaws of Med, certified as being true, correct and complete, and in full force and effect pursuant to the Med Officer's Certificate;

               (v) Certificate of Good Standing of Med, issued as of August 9, 2002, by the Nevada Secretary of State; and

               (vi) Certificate of Good Standing of Med, issued as of August 8, 2002, 2002, by the Secretary of the Commonwealth of Massachusetts.

          (c)  ARL DOCUMENTS.

               (i) An officer's certificate of ARL (the "ARL OFFICER'S CERTIFICATE") executed by an authorized representative of ARL, certifying as to the status of the governing documents of ARL, the incumbency of the officer(s) authorized to sign relevant documents on behalf of ARL, and certain other factual items upon which we rely in issuing this opinion letter;

               (ii) Unanimous Written Consent of ARL, executed by Med and Richard J. Boudreau & Associates, LLC, as the members of ARL, and certified as being true, correct and complete, and in full force and effect pursuant to the ARL Officer's Certificate;

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               (iii) Certificate of Formation of ARL, certified by the office of the Secretary of State of the State of Delaware (the "DELAWARE SECRETARY OF STATE"), as of August 5, 2002, as being a true and correct copy of such document as filed with the Delaware Secretary of State, and certified as being true, correct and complete, and in full force in effect pursuant to the ARL Officer's Certificate;

               (iv) Amended and Restated Limited Liability Company Agreement of ARL ("OPERATING AGREEMENT"), certified as being true, correct and complete, and in full force in effect pursuant to the ARL Officer's Certificate; and

               (v) Certificate of Good Standing of ARL, issued as of August 9, 2002, by the Delaware Secretary of State.

     In addition, we have made such legal and factual examinations and inquiries as we have deemed advisable for the purpose of rendering this opinion, and in the course thereof we have examined, among other things, originals or copies identified to our satisfaction as being true copies, of those corporate records, certificates, documents and other instruments, which, in our judgment, we considered necessary or appropriate to enable us to render the opinion expressed below. For these purposes, we have relied upon certificates provided by public officials and by officers of Med and ARL as to certain factual matters; however, we have not undertaken, and you agree we have no duty to perform, any independent investigation to determine the accuracy of the factual matters set forth in such certificates, and any limited inquiry undertaken by us during the preparation of this opinion should not be regarded as such an investigation.

     We have assumed the correctness of all certifications, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original documents of documents submitted to us as certified photostatic copies, and the authenticity of the originals from which the copies were made.

     As used herein, the phrases "to the best of our knowledge", "known by us", "of which we have knowledge" and phrases of similar import mean that we have relied solely on certificates of officers of Med and ARL and on their respective representations and warranties set forth in the Refinancing Documents to which each of them is a party as to factual matters and that, during the course of our representation of Med and ARL, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of Gordon M. Bava, Charles G. Klink, Jennifer L. Sostrin, Francisco Flores, Daniel
M. Forman, and Steven M. Goldberg, those attorneys in this Firm who have rendered substantial legal services in connection with the representation described in the introductory paragraph of this opinion. However, we

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have not undertaken, and you agree we have no duty to perform, any independent investigation to determine the accuracy of the factual matters set forth in such certificates, and any limited inquiry undertaken by us during the preparation of this opinion should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of Med and ARL.

     Our opinion is limited to the internal laws of the State of California, without regard to conflicts of laws principles, and applicable federal laws of the United States, and we assume no responsibility as to the applicability or the effect of the laws of any other jurisdiction. In that regard, for purposes of the opinion rendered in Paragraph 2(e) below, we have assumed, with your permission, that the Refinancing Documents are governed by California law, notwithstanding the choice of law provisions set forth in such documents. For purposes of the opinion rendered in Paragraph 2(f) below, we have assumed, with your permission, that the provisions of the Nevada Uniform Commercial Code (the "NEVADA UCC") and the provisions of the Delaware Uniform Commercial Code (the "DELAWARE UCC") are the same as the provisions of the California Uniform Commercial Code (the "CALIFORNIA UCC"). Moreover, we are not admitted to practice in the States of Nevada, Delaware, New York or Massachusetts, and, with your consent, in connection with the opinions expressed in opinions 2(a) through 2(f) below, we have not consulted with counsel in those states.

     2. OPINIONS. On the basis of the foregoing, and subject to the additional assumptions, qualifications and limitations set forth herein, we are of the opinion that:

          (a) Based solely on the certifications set forth in item 1(b)(v) above and without further investigation or inquiry of law or fact, Med is a corporation validly existing and in good standing under the laws of the State of Nevada. Based solely on the certifications set forth in item 1(b)(vi) above and without further investigation or inquiry of law or fact, Med is a corporation validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Based solely on the certifications set forth in item 1(c)(v) above and without further investigation or inquiry of law or fact, ARL is a limited liability company validly existing and in good standing under the laws of the State of Delaware.

          (b) Based solely on a review of the documents described in items 1(b)(iii) and 1(c)(iii) above, and without further investigation or inquiry of law or fact, each of Med and ARL has all requisite corporate (or, in the case of ARL, limited liability company) power and authority to execute, deliver and perform its obligations under the Refinancing Documents to which it is a party, to own, pledge, mortgage and operate its respective properties, to lease the properties it operates under lease, and to carry on its business as currently conducted by it.

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          (c)  Based solely on a review of the documents described in items
1(b)(iii), 1(b)(iv), 1(c)(iii) and 1(c)(iv) above, and without further investigation or inquiry of law or fact, the execution, delivery and performance by each of Med and ARL of the Refinancing Documents to which it is a party have been duly authorized by all necessary corporate (or, in the case of ARL, limited liability company) action on the part of Med and ARL and will not result in any violation of or be in conflict with or constitute a default under any provision of Med's Articles of Incorporation or Bylaws or ARL's Certificate of Formation or Operating Agreement.

          (d) The execution, delivery and performance by each of Med and ARL of the Refinancing Documents to which it is a party will not (i) result in any violation of any provision of or be in conflict with or constitute a default under any judgment, writ, decree or order known by us to be applicable to Med or ARL or (ii) result in the creation of any material lien or encumbrance upon any property owned by Med or ARL pursuant to any agreement between Med or ARL (on the one hand) and any third party (on the other hand) of which we have knowledge, other than liens created pursuant to the Refinancing Documents.

          (e) Based solely on a review of the certifications and consents identified in items 1(b)(i), 1(b)(ii), 1(c)(i) and 1(c)(ii), above, and without further investigation or inquiry of law or fact, each of Med and ARL has duly authorized, executed and delivered the Refinancing Documents, with the exception of the Med Financing Statement, the ARL Financing Statement and the Med Financing Statement Amendment, to which it is a party. The Refinancing Documents, with the exception of the Med Financing Statement, the ARL Financing Statement and the Med Financing Statement Amendment, are the legal, valid and binding obligations of Med and ARL, respectively, enforceable against Med and ARL (as the case may be) in accordance with their respective terms.

          (f) The provisions of the Med Security Agreement are sufficient to create a security interest in favor of PIBL in the right, title and interest of Med in and to the "Med Debenture Collateral" (as such term is defined in the Amendment Agreement), to the extent that granting of security interests in such Med Debenture Collateral is governed by the Nevada UCC. The provisions of the ARL Security Agreement are sufficient to create a security interest in favor of PIBL in the right, title and interest of ARL in and to the "ARL Debenture Collateral" (as such term is defined in the Amendment Agreement), to the extent that granting of security interests in such ARL Debenture Collateral is governed by the Delaware UCC. The (i) Med Financing Statement is sufficient in form to perfect the security interests granted by Med pursuant to the Refinancing Documents to the extent that such security interests may be perfected by duly filing a financing statement in the office of the Nevada Secretary of State under the Nevada UCC; (ii) ARL Financing Statement is sufficient in form to perfect the security interests granted by ARL

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pursuant to the Refinancing Documents to the extent that such security interests may be perfected by duly filing a financing statement in the office of the Delaware Secretary of State under the Delaware UCC; and (iii) Med Security Interest Assignment Agreement and the Med Financing Statement Amendment are sufficient in form to perfect the security interests granted by ARL pursuant to the Refinancing Documents to the extent that such security interests may be perfected by duly filing a financing statement in the office of the Delaware Secretary of State under the Delaware UCC. Accordingly, such security interests will have been perfected with respect to that portion of the collateral as to which a security interest can be perfected under (i) the Nevada UCC by the proper filing of a financing statement in the State of Nevada when the Med Financing Statement has been duly filed (together with the payment of all applicable fees) with the Nevada Secretary of State in accordance with the Nevada UCC and (ii) the Delaware UCC by the proper filing of a financing statement in the State of Delaware when the Med Financing Statement Amendment and the ARL Financing Statement have been duly filed (together with the payment of all applicable fees) with the Delaware Secretary of State in accordance with the Delaware UCC.

          (g) The provisions of the Med Subsidiaries Pledge and Security Agreement are sufficient to create a security interest in favor of the PIBL in the right, title and interest of Med, and (assuming, with your permission, the enforceability of such agreement against such Med Subsidiaries) the Med Subsidiaries that are parties thereto, in and to the Interests (as such term is defined in the Med Subsidiaries Pledge and Security Agreement), to the extent that granting of security interests in such Interests is governed by the Nevada UCC. Assuming that (a) the Med Subsidiaries Collateral Agent (i) takes and retains possession of and holds the certificates or other instruments representing the Interests (to the extent that the Interests are certificated) in the State of California, in each case together with appropriate undated stock or instrument powers in blank duly executed by the record owner of such Interests, and (ii) does not acknowledge that it is holding any such certificate or instrument evidencing the Interests on behalf of any other person (other than PIBL or the holders of the Amended Debentures), and (b) the California UCC exclusively governs the perfection and the effect of perfection of the security interest in the Interests provided for in the Med Subsidiaries Pledge and Security Agreement, the Med Subsidiaries Collateral Agent will have a valid and perfected security interest in the Interests (to the extent that the Interests are certificated) by means of "control" under Article 8 of the California UCC.

     3. ASSUMPTIONS, QUALIFICATIONS AND LIMITATIONS. The foregoing opinions are subject to the following additional assumptions, qualifications and limitations:

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          (a)  We have assumed (i) PIBL is, and will be at all relevant times, duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (and if PIBL is not organized under the laws of the jurisdiction of its formation, that it is duly qualified to transact business and in good standing under the laws of the jurisdiction of its formation and such other jurisdictions where PIBL transacts business), the due authorization, execution and delivery by PIBL of all documents referred to herein, the enforceability of such documents against PIBL in accordance with their respective terms, and that the performance by PIBL of the actions required or contemplated thereby are within the powers of PIBL and are in compliance with all laws and regulations to which PIBL is subject, by reason of PIBL engaging in the transactions contemplated by the Refinancing Documents; (ii) PIBL has and will continue to have at all relevant times all necessary authorizations and licenses in the relevant jurisdictions to engage in the transactions contemplated by the Refinancing Documents; (iii) PIBL has acted and will act in a commercially reasonable manner and in accordance with PIBL's standards of good faith and fair dealing; (iv) the parties have not entered into any agreement providing for the postponement of the attachment of any security interest and
(v) value has been given by PIBL concurrently with the execution and delivery of the Refinancing Documents and that the security interests purporting to be perfected by the filing of the Financing Documents (excluding the Med Security Interest Assignment Agreement) have attached to the collateral described therein.

          (b) Our opinions are subject to the constitutionality and continued validity of all statutes and laws reviewed and relied upon by us in connection with rendering the opinions set forth herein.

          (c)  We render no opinion with respect to:

               (i) any provision of any of the Refinancing Documents providing for the payment of interest or other charges on the basis of a 360-day as opposed to a 365-day year;

               (ii) any provision of any of the Refinancing Documents permitting an increased rate of interest to be collected upon default, permitting the collection of a late charge, or, in the event a late charge is collected upon any default, permitting acceleration of the indebtedness as an additional remedy for such default, or the effect of court decisions of California or other relevant jurisdictions refusing to strictly enforce certain covenants in loan documents or allow acceleration of the maturity of notes when the reviewing court concludes that such enforcement or acceleration would be unreasonable under the then existing circumstances;

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               (iii)   any provision of any of the Refinancing Documents
purporting to relieve PIBL of liability for its own negligence or willful misconduct;

               (iv) any provision of any of the Refinancing Documents purporting to define what is commercially reasonable behavior or any provision which is intended to establish any standard in any Financing Document as the measure of the performance by any party thereto, including without limitation, any party's obligations of good faith, diligence, reasonableness or care or the fulfillment of the duties imposed upon PIBL as a lender and secured party with respect to disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities;

               (v) any provision of any of the Refinancing Documents to the extent it requires Med or ARL to pay over to PIBL or permits PIBL to collect or apply to any outstanding indebtedness any funds held by Med or ARL in trust;

               (vi) the exercise of any rights or remedies that relate to a non-material default, or are not reasonably necessary for the protection of PIBL;

               (vii) the validity or enforceability of the right of PIBL, in the absence of an enforceable judicial order, to enter upon or take possession of collateral;

               (viii) the validity, enforceability or legality of any powers of attorney, proxies or agency relationships purportedly created by the Refinancing Documents;

               (ix) the enforceability of provisions of the Refinancing Documents waiving vaguely or broadly stated rights or unknown future rights or of provisions stating that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or that the election of some particular remedy or remedies does not preclude recourse to one or more others;

               (x) the validity or enforceability of any provisions in the Refinancing Documents that allow PIBL to withhold "unreasonably" or in its "sole discretion" its consent to or approval of any action or proposed action of Med or ARL, or to determine the propriety or legality of actions taken by Med or ARL;

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               (xi)    any provision of any of the Refinancing Documents
purporting to provide that PIBL's records shall constitute PRIMA FACIE or conclusive evidence of the accuracy of the information therein recorded or be final, binding and conclusive;

               (xii)   any securities laws of the United States or any state;

               (xiii) any provision of any of the Refinancing Documents permitting PIBL to apply any payments made by Med or ARL or other proceeds or property of Med or ARL held by Med or ARL to any indebtedness in the order determined by PIBL or any provision purporting to waive any right of Med or ARL to specify the order in which any payments are to be applied;

               (xiv) any provision of any of the Refinancing Documents purporting to create a trust for the benefit of PIBL with respect to any collateral;

               (xv) any provision of any of the Refinancing Documents permitting PIBL to exercise greater or different rights with respect to any collateral other than as permitted under the applicable law;

               (xvi) waiver by Med or ARL or any guarantor or any pledgor of any statutes of limitation or right to trial by jury;

               (xvii) except as expressly provided in paragraphs 2(f) and (g) above, the perfection and priority of any security interest created by any of the Refinancing Documents;

               (xviii) the title to, ownership, existence or accuracy of the description of any collateral described in the Refinancing Documents; the existence or effect of liens, security interests, charges, encumbrances or claims of right or ownership with respect to such collateral; whether such collateral is the property intended to secure the obligations of Med and ARL under the Refinancing Documents; or the effect of any description of the collateral such as all other "personal property, whether tangible or intangible" or the like;

               (xix) the validity, enforceability or legality of any provision of the Refinancing Documents requiring Med or ARL to continue to conduct its respective business as is substantially now conducted by it;

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               (xx)    the enforceability of any provision of the Refinancing
Documents purporting to provide for the grant of a security interest on any leasehold or other real property interests;

               (xxi) broadly stated waivers of suretyship defenses, presentment, protest, demand, notice, appraisement, valuation, stay, extension, moratorium, redemption or other rights granted by law to the extent such waivers are held to be against public policy or prohibited by law;

               (xxii) provisions which purport to create a conclusive presumption or permit a conclusive or binding determination of any amount payable under any Refinancing Document or of any other matter;

               (xxiii) provisions of any of the Refinancing Documents that purport to preserve absolute and unconditional rights of PIBL and obligations of any of the other parties thereto irrespective of the lack of validity or enforceability of the Refinancing Documents or of unspecified circumstances that would otherwise be available as a defense to, or discharge the obligors from any such obligation;

               (xxiv) any provision of any Refinancing Document that may be deemed to provide for the application of monies deposited in any account maintained with or collected by PIBL notwithstanding that no event of default shall have occurred and be continuing;

               (xxv) contractual provisions respecting various self-help or summary remedies without notice or opportunity for judicial hearing or correction (including without limitation any purported grants of rights of entry or rights to take possession of any real property);

               (xxvi) the enforceability of any indemnity or reimbursement obligation by the parties to the Refinancing Documents concerning environmental remediation or the costs of compliance with any environmental protection law;

               (xxvii) the enforceability of provisions of any of the Refinancing Documents that purport to constitute a consent to jurisdiction, or waive the right of any party to object to jurisdiction or venue or to assert any defense based on lack of jurisdiction or venue;

               (xxviii) the enforceability of provisions of any of the Refinancing Documents that purport to apply the internal laws of any jurisdiction; or

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               (xxix)  the enforceability of a security interest in a commercial tort claim not in existence as of the date hereof.

               (d) We express no opinion as to the effect of compliance on the party of any person with any state or federal laws or regulations applicable to the transactions because of the nature of such person's business.

               (e) Certain rights, remedies and waivers for the benefit of PIBL may be subject to the due process clauses of the United States or the relevant state constitution or both.

               (f) A California court may in some circumstances admit oral or written statements to supplement or explain the provisions of the Refinancing Documents or infer waivers from a course of conduct, despite provisions to the contrary.

          (g) We render no opinion with respect to any provision of the Refinancing Documents which purports or is relied upon to (i) impose liability upon any party for payment of attorneys' fees and costs in any action or proceeding which proceeds to judgment, except to the extent that such provision requires payment of attorneys' fees and costs to the prevailing party in such action or proceeding, or (ii) provide for the recovery or reimbursement of the costs or fees of in-house legal counsel. Notwithstanding language to the contrary in the Refinancing Documents, PIBL may be limited to recovering only reasonable expenses with respect to the retaking, holding, preparing for sale or lease, selling, leasing and the like of any collateral and reasonable attorneys' fees and legal expenses.

          (h) Any opinion to the effect that any of the Refinancing Documents constitute a valid and binding obligation, enforceable in accordance with its terms, does not include an opinion as to the enforceability of indemnification or contribution provisions to the extent they may be limited by applicable principles of public policy or to the extent such provisions indemnify PIBL for its gross negligence or willful misconduct, and does not include an opinion that specific performance or other equitable relief or remedies will be available in the event of any breach of any particular provision thereof.

          (i)  Our opinions in Paragraphs 2(e) and 2(f) are further limited by:

               (A) Applicable bankruptcy, receivership, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws affecting the

[MANATT LOGO]

August 14, 2002
Page Fourteen

enforcement of the rights and remedies of creditors, secured parties and parties to executory contracts generally; and such duties and standards as are or may be imposed on creditors, including, without limitation, good faith, materiality, reasonableness, and fair dealing under Delaware UCC or any other applicable law or judicial decision.

               (B) General principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the exercise of equitable powers by a court of competent jurisdiction (and no opinion is given herein as to any specific or equitable relief of any kind or as to the availability of equitable remedies).

               (C) Law and public policy governing provisions of any of the Refinancing Documents providing contribution to a party or indemnifying or prospectively releasing a party with respect to a liability.

          (j) We express no opinion regarding the enforceability of any security interest subject to a financing statement that contains a description broader than that set forth in the Refinancing Documents.

          (k) In the event of a dispute between the parties, the interpretation of the Refinancing Documents may require the presentation of extrinsic evidence to establish the meaning of their provisions.

          (l) We also advise you of the effect of any law, rule, regulation or order such as Section 1670.5 of the California Civil Code that permits a court to refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

[MANATT LOGO]

August 14, 2002
Page Fifteen

     The opinions set forth above are effective as of the date hereof and are subject to change and qualification by reason of change of law and circumstances, lapse of time, and other matters. We express no opinion as to rights, obligations or other matters subsequent to the date hereof, and we assume no obligation to advise you or any other person or entity of any changes to our opinion subsequent to the date hereof. This opinion is being furnished to you solely for your information in connection with the transaction described in the first paragraph of this opinion and is not to be used, circulated, filed, quoted from or otherwise referred to or relied upon by any other person or for any other purpose, except that you may furnish a copy hereof: (a) to your independent auditors and attorneys; (b) to any governmental authority having regulatory jurisdiction over you; (c) pursuant to order or legal process of any court or governmental agency (provided that you give us prior notice of any such order or legal process and afford to us an opportunity to contest the same); (d) in connection with any legal action to which you are a party arising out of the transactions contemplated by the Refinancing Documents; (e) any proposed participant in or assignee of your interest in the Refinancing Documents; and
(f) the holders, from time to time, of the Amended Debentures, and your, or any such holder's, successors, assigns and transferees; PROVIDED that the permission granted by this sentence to furnish a copy of this opinion shall not be construed to entitle any recipient of such copy to rely thereon other than those parties referred to in the foregoing clause (f).

                                              Very truly yours,


                                              MANATT, PHELPS & PHILLIPS, LLP

[MANATT LOGO]

August 14, 2002
Page Sixteen

                                    EXHIBIT A

                             MED FINANCING STATEMENT

[MANATT LOGO]

August 14, 2002
Page Seventeen

                                    EXHIBIT B

                             ARL FINANCING STATEMENT

[MANATT LOGO]

August 14, 2002
Page Eighteen

                                    EXHIBIT C

                        MED FINANCING STATEMENT AMENDMENT

                        EXHIBIT A TO MANATT LEGAL OPINION

[GRAPHIC]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)


                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b) - do not abbreviate or combine names

    1a. ORGANIZATION'S NAME

    Med Diversified, Inc.

OR

    1b. INDIVIDUAL'S LAST NAME                      FIRST NAME                  MIDDLE NAME                 SUFFIX

1c. MAILING ADDRESS                                 CITY                        STATE      POSTAL CODE      COUNTRY
200 Brickstone Square, Suite 403                    Andover                     MA         01810            USA

1d. TAX ID# SSN OR EIN      ADD'L INFO RE   1e. TYPE OF ORGANIZATION  1f. JURISDICTION OF ORGANIZATION  1g. ORGANIZATIONAL ID #,
                            ORGANIZATION                                                                     if any
                            DEBTOR
84-1037630                                  Corporation               Nevada                            C5982-1986          / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b) - do not abbreviate or combine names

    2a. ORGANIZATION'S NAME

OR

   2b. INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME                 SUFFIX

2c. MAILING ADDRESS                                 CITY                        STATE      POSTAL CODE      COUNTRY

2d. TAX ID#: SSN OR EIN     ADD'L INFO RE   2e. TYPE OF ORGANIZATION  2f. JURISDICTION OF ORGANIZATION  2g. ORGANIZATIONAL ID #,
                            ORGANIZATION                                                                    if any
                            DEBTOR
                                                                                                                           / / NONE

3. SECURED PARTY'S NAME (or NAME OF TOTAL ASSIGNEE OF ASSIGNOR S/P)- Insert only one secured party name (3a or 3b)

    3a. ORGANIZATION'S NAME
    Private Investment Bank Limited

OR

    3b. INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME                 SUFFIX

3c. MAILING ADDRESS                                 CITY                        STATE      POSTAL CODE      COUNTRY
           Deyonshire House
      Queen Street P.O. Box N-3918                  Nassau                                                  Bahamas

4. This FINANCING STATEMENT covers the following collateral:

See Exhibit A attached hereto and incorporated herein by this reference.


5. ALTERNATIVE  DESIGNATION (if applicable); / / LESSEE/LESSOR
   / / CONSIGNEE/CONSIGNOR / / BAILEE/BAILOR / / SELLER/BUYER / / AG.LIEN / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or recorded) in the
       REAL ESTATE RECORDS. Attach Addendum                      (if applicable)

7. CHECK TO REQUEST SEARCH REPORT(S) on Debtor(s)
   (ADDITIONAL FEE)     (optinal)    / / All Debtors  / / Debtor 1  / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA NV SOS

FILING OFFICE COPY--NATIONAL UCC FINANCING STATEMENT (FORM UCC1)(REV. 07/29/98)

                  EXHIBIT A TO UCC-1 FINANCING STATEMENT (MED)

DEBTOR:  MED DIVERSIFIED, INC. ("MED")

SECURED PARTY: PRIVATE INVESTMENT BANK LIMITED ("PIBL")

     Capitalized terms used herein shall have the meanings set forth below:

"AMENDED DEBENTURES" shall mean those certain amended debentures issued pursuant to the Amended Agreement.

"AMENDMENT AGREEMENT" shall mean that certain Amendment Agreement, dated as of June 28, 2002, by and among Med, ARL, PIBL, TEGCO and the Med Subsidiaries.

"ASSET SALE" shall mean any offering of securities or other transaction other than (i) sales of goods or the provision of services in the ordinary course of business, (ii) the offering or sale of any debt securities unaccompanied by any equity rights (such as warrants or conversion rights) or (iii) any sale of accounts receivable under financing arrangements with NCFE and its affiliates.

"DEBENTURE PURCHASE AND SUBORDINATION AGREEMENT" shall mean that certain Debenture Purchase and Subordination Agreement, dated as of June 28, 2002, entered into by TEGCO, PIBL and Med, pursuant to which TEGCO is purchasing the Transferred Debenture from PIBL upon the terms and conditions set forth therein.

"DEPOSITARY BANK" means Three Rivers Bank & Trust Company, or another major U.S. bank designated as a successor or replacement therefor from time to time by PIBL (or another agent for the Holders of the Amended Debentures designated by the Holders in writing to Med from time to time).

"EXCLUDED MED SUBSIDIARY" shall mean any Subsidiary of Med that: (i) has assets with a value of less than $500,000.00, (ii) has annual gross revenues of less than $500,000.00 and (iii) is not otherwise material to the business, operations and income of Med and its consolidated subsidiaries, taken as a whole. "Excluded Med Subsidiaries" means all such Subsidiaries.

"MED ELIGIBLE ACCOUNTS RECEIVABLE" shall mean private and government medical accounts of Med or any Med Subsidiaries that have an aging of less than one hundred and eighty (180) days PROVIDED that Med Eligible Accounts Receivable shall not include and receivables that have been sole or otherwise transferred to any purchaser(s) under financing arrangements with NCFE or its affiliates, regardless of whether such transaction is deemed to be a sale or a secured financing.

"MED COLLECTION ACCOUNT" shall mean that certain collection account, bearing account number 3293007751 established by Med at the Depositary Bank.

"MED SUBSIDIARY" means and includes each present or future, direct or indirect Subsidiary of Med, other than any Excluded Med Subsidiary and "Med Subsidiaries" means and includes all such Subsidiaries, other than any Excluded Med Subsidiaries).

"MODIFICATION DOCUMENTS" shall mean those certain agreements identified as Modification Documents in the Amended Agreement.

"NCFE" shall mean National Century Enterprises, an Ohio corporation.

"NET ASSET SALE PROCEEDS" shall mean the net proceeds received by Med (net of the reasonable and customary costs of the relevant Asset Sale), whether directly or indirectly, via a distribution from any of the Med Subsidiaries, form any sale or other transfer of any assets or equity securities of Med or any of the Med Subsidiaries (whether such equity securities are outstanding or newly-issued) in any Asset Sale; PROVIDED, that Net Asset Sale Proceeds shall NOT include the proceeds from any Asset Sale relating to any of the Med Subsidiaries unless and until, and only to the extent that, the proceeds of the relevant Asset Sale have been, directly or indirectly, distributed or otherwise paid to, or for the benefit of, Med.

"PERSON" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or department thereof, or any other entity, whether acting in an individual, fiduciary or other capacity.

"SUBSIDIARY" means, as to any person (a) a corporation of which outstanding shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation are at the time owned, whether directly or through one or more intermediaries, or both, by such Person and (b) any partnership, limited liability company, association, joint venture or other business entity the controlling interest of which is at the time owned, directly or through one or more intermediaries, or both, by such entity.

"TEGCO" shall mean TEGCO investments, LLC, a Delaware limited liability company.

"TRANSFERRED DEBENTURE" shall means that certain transferred debenture purchased pursuant to the Debenture Purchase and Subordination Agreement.

     As security for the payment obligations represented by the Amended Debentures, Med hereby delivers, pledges and grants a security interest to PIBL in all of Med's right, title and interest (whether now owned and existing or hereafter arising or acquired) in and to the following (collectively, the "MED DEBENTURE COLLATERAL"):

          (a) any and all rights of Med or any of the Med Subsidiaries to receive, upon the terms and conditions set forth in the relevant Sale and Subservicing Agreement(s), $20,000,000 of funds that are currently held in reserves, in certain accounts identified on SCHEDULE 3(b)(i) attached as an exhibit to the Amendment Agreement (the rights of Med and the Med Subsidiaries in such accounts, collectively, the "MED RESERVE ACCOUNT INTERESTS"), for the benefit of NCFE and its affiliates pursuant to the relevant Sale and Subservicing Agreement(s), with all distributions from the Med Reserve Account Interests on account of, or in relation to, the Med Reserve Account Interests being directed to the Med Collection Account to be used exclusively for payments on the Amended Debentures;

          (b) all of the Med Eligible Accounts Receivable; PROVIDED, HOWEVER, that PIBL's security interest in the Med Eligible Accounts Receivable is subject to and (A) subordinate to a security interest in favor of the financing source(s) for the purchase of the Transferred Debenture and (B) subordinate to a security interest in favor of NCFE or its affiliates as the purchaser(s) of accounts receivable in various financing transactions, which security interest collateralizes, among other things, a repurchase right for rejected receivables under the relevant documents for such financing arrangements;

          (c) the Net Asset Sale Proceeds, all of which shall be deposited in the Med Collection Account; PROVIDED, HOWEVER, that nothing in the Amendment Agreement or in any other Modification Documents shall require Med or any of the Med Subsidiaries to consummate any Asset Sale, or to sell any equity securities or other assets for its own account or to cause or make any distribution to be made in connection with any such Asset Sale; and

          (d) all other assets that are now or many in the future be acquired or otherwise held by Med on or after the date of this Agreement (including without limitation, all accounts, cash, chattel paper, contract rights, copyrights, deposit accounts, documents, document of title, electronic chattel paper, equipment, fixtures, furnishings, franchises, general intangibles, goods, guarantees, intellectual property, inventory, instruments, investment property, letter of credit rights, licenses, merchandise, patents, payment intangibles, permits, supporting obligations, trade secrets, trademarks, tradenames, and cash or non-cash proceeds of any of the foregoing, in each case, as applicable, as such terms are defined in or understood for the purposes of the Uniform Commercial Code as in effect in Nevada;

PROVIDED that such security interest in the Med Debenture Collateral (x) shall not attach or otherwise apply with respect to any Medicaid, Medicare, CHAMPUS and CHAMPVA receivables and (y) shall cease to attach or otherwise apply to any receivables that have been sold or otherwise transferred to any purchaser(s) under financing arrangements with NCFE or its affiliates, regardless of whether such transaction is deemed to be a sale or a secured financing.

     Terms used in the foregoing definition of Collateral, that are not otherwise defined herein, shall have the meanings provided in the Uniform Commercial Code as in effect in the State of Nevada or in the Amendment Agreement.

                        EXHIBIT B TO MANATT LEGAL OPINION

[GRAPHIC]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)


                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only ONE debtor name (1a or 1b) - do not abbreviate or combine names

    1a. ORGANIZATION'S NAME
    American Reimbursement, LLC

OR

    1b. INDIVIDUAL'S LAST NAME                      FIRST NAME                  MIDDLE NAME                 SUFFIX

1c. MAILING ADDRESS                                 CITY                        STATE      POSTAL CODE      COUNTRY
200 Brickstone Square, Suite 403                    Andover                     MA         01810            USA
1d. TAX ID# SSN OR EIN     ADD'L INFO RE   1e. TYPE OF ORGANIZATION  1f. JURISDICTION OF ORGANIZATION  1g. ORGANIZATIONAL ID #,
                            ORGANIZATION                                                                    if any
                            DEBTOR
47-0860058                                  LLC                       Delaware                          3505752            / / NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only ONE debtor name (2a or 2b) - do not abbreviate or combine names

    2a. ORGANIZATION'S NAME

OR

    2b. INDIVIDUAL'S LAST NAME                      FIRST NAME                  MIDDLE NAME                 SUFFIX

2c. MAILING ADDRESS                                 CITY                        STATE      POSTAL CODE      COUNTRY

2d. TAX ID#: SSN OR EIN     ADD'L INFO RE   1e. TYPE OF ORGANIZATION  1f. JURISDICTION OF ORGANIZATION  1g. ORGANIZATIONAL ID #,
                            ORGANIZATION                                                                    if any
                            DEBTOR
                                                                                                                           / / NONE

3. SECURED PARTY'S NAME (or NAME OF TOTAL ASSIGNEE OF ASSIGNOR S/P)- insert only ONE secured party name (3a or 3b)

    3a. ORGANIZATION'S NAME
    Private Investment Bank Limited

OR

    3b. INDIVIDUAL'S LAST NAME                       FIRST NAME                 MIDDLE NAME                 SUFFIX

3c. MAILING ADDRESS                                  CITY                       STATE      POSTAL CODE      COUNTRY
           Deyonshire House
      Queen Street P.O. Box N-3918                   Nassau                                                 Bahamas

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING COLLATERAL:

SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE.


5. ALTERNATIVE  DESIGNATION (IF APPLICABLE); / / LESSEE/LESSOR
   / / CONSIGNEE/CONSIGNOR / / BAILEE/BAILOR / / SELLER/BUYER / / AG.LIEN / / NON-UCC FILING

6. / / This FINANCING STATEMENT is to be filed (for record) (or recorded) in the
       REAL ESTATE RECORDS. Attach Addendum                      (if applicable)

7. CHECK TO REQUEST SEARCH REPORT(S) on Debtor(s)
   (ADDITIONAL FEE)     (optinal)    / / All Debtors  / / Debtor 1  / / Debtor 2

8. OPTIONAL FILER REFERENCE DATA DE SOS

                  EXHIBIT A TO UCC-1 FINANCING STATEMENT (ARL)

DEBTOR: AMERICAN REIMBURSEMENT, LLC ("ARL")

SECURED PARTY: PRIVATE INVESTMENT BANK LIMITED ("PIBL")

     Capitalized terms used herein shall have the meanings set forth below:

"AMENDED DEBENTURES" shall mean those certain amended debentures issued pursuant to the Amended Agreement.

"AMENDMENT AGREEMENT" shall mean that certain Amendment Agreement, dated as of June 28, 2002, by and among Med, ARL, PIBL, TEGCO and the Med Subsidiaries.

"ARL COLLECTION ACCOUNT" shall mean that certain collection account, bearing account number 3293007778, established by or on behalf of ARL at the Depositary Bank.

"DEPOSITARY BANK" means Three Rivers Bank & Trust Company or another major U.S. bank designated as a successor or replacement therefor from time to time by PIBL (or another agent for the Holders of the Amended Debentures designated by the Holders in writing to Med from time to time).

"EXCLUDED MED SUBSIDIARY" shall mean any Subsidiary of Med that: (i) has assets with a value of less than $500,000.00, (ii) has annual gross revenues of less than $500,000.00 and (iii) is not otherwise material to the business, operations and income of Med and its consolidated subsidiaries, taken as a whole. "Excluded Med Subsidiaries" means all such Subsidiaries.

"HOLDER" shall mean PIBL or any other holder of one or more of the Amended Debentures, from time to time, and "Holders" means all of such parties taken together.

"MED" shall mean Med Diversified, Inc., a Nevada corporation.

"MED ELIGIBLE ACCOUNTS RECEIVABLE" shall mean private and government medical accounts of Med or any Med Subsidiaries that have an aging of less than one hundred and eighty (180) days PROVIDED that Med Eligible Accounts Receivable shall not include any receivables that have been sold or otherwise transferred to any purchaser(s) under financing arrangements with NCFE or its affiliates, regardless or whether such transaction is deemed to be a sale or a secured financing.

"MED SUBSIDIARY" means and includes each present or future, direct or indirect Subsidiary of Med, other than any Excluded Med Subsidiary and "Med Subsidiaries" means and includes all such Subsidiaries, other than any Excluded Med Subsidiaries).

"NCFE" shall mean National Century Financial Enterprises, an Ohio corporation.

"PERSON" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or department thereof, or any other entity, whether acting in an individual, fiduciary or other capacity.

"SELLERS OVERRIDE" shall mean the percentage amount due to the seller that sold the relevant ARL Accounts to ARL pursuant to one or more receivables purchase agreements.

"SERVICING COSTS" shall means reasonable and documented servicing and administrative fees and costs of collection on such accounts, such Servicing Costs not to exceed in any event: (i) in the case of ARL Accounts, five percent (5%) of the gross collection proceeds from the relevant ARL Accounts or (ii) in the case of the Med Eligible Accounts Receivable, one percent (1%) of the gross collection proceeds from the relevant Med Eligible Accounts Receivable.

"SUBSIDIARY" means, as to any Person (a) a corporation of which outstanding shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation are at the time owned, whether directly or through one or more intermediaries, or both, by such Person and (b) any controlling interest of which is at the time owned, directly or through one or more intermediaries, or both, by such Person.

"TEGCO" shall mean TEGCO Investments, LLC, a Delaware limited liability company.

     As security for the payment obligations represented by the Amended Debentures, ARL hereby delivers, pledges and grants a first priority, perfected security interest to PIBL in all of ARL's right, title and interest (whether now owned and existing or hereafter arising or acquired) in all present and future assets of ARL (collectively, the ("ARL DEBENTURE COLLATERAL"), consisting of:

          (a) Medical accounts receivable owned by ARL (collectively, the "ARL ACCOUNTS") having an aggregate face value of not less than $100,000,000, as identified on an itemized schedule attached as an exhibit to the Amendment Agreement, with all collections on the ARL Accounts, net of Servicing Costs and the Sellers Override, being directed to the ARL Collection Account to be used exclusively for payments on the Amended Debentures;

          (b) All servicing, collateral, and collection arrangements relating to the ARL Accounts, with the documentation related thereto specifying that the Holders or their designated agent shall be the sole beneficiary of such ARL Accounts; PROVIDED that such security interest shall not apply to the portion of the Servicing Costs that are payable to NCFE and its affiliates in connection with the ARL Accounts nor to the servicing, collateral and collection arrangements with NCFE and its affiliates related thereto; and

          (c) Any other assets that are now or may in the future be acquired or otherwise held by ARL on or after the date of the Amendment Agreement (including without limitation, all accounts, cash chattel paper, contract rights, copyrights, deposit accounts, documents, documents of title, electronic chattel paper, equipment, fixtures, furnishings, franchises, general intangibles, goods, guarantees, intellectual property, inventory, instruments, investment property, letter of credit rights, licenses, merchandise, patents, payment intangibles, permits, supporting obligations, trade secrets, trademarks, tradenames, and cash or non-cash proceeds of any of the foregoing, in each case, as applicable, as such terms are defined in or understood for the purposes of the Uniform Commercial Code as in effect in Delaware).

     Terms used in the foregoing definition of ARL Debenture Collateral, that are not otherwise defined therein, shall have the meanings provided in the Uniform Commercial Code as in effect in the State of Delaware.

                        EXHIBIT C TO MANATT LEGAL OPINION

[GRAPHIC]

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)


                                                       THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #                             1b. This FINANCING STATEMENT AMENDMENT is
20833834                                                           / / to be filed [for record] (or recorded) in the
                                                                       REAL ESTATE RECORDS.

2. / / TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. / / CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. /X/ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects / / Debtor OR / / Secured Party of record. Check only ONE of these two boxes.

   Also check ONE of the following three boxes AND provide appropriate information in items 6 and/or 7.

   / / CHANGE name and/or address: Give current record name in item 6a or 6b;
       also give new name (if name change) in item 7a or 7b and/or new address (if address changed) in item 7c.

   / / DELETE name: Give record name to be deleted in item 6a or 6b.

   / / ADD name: Complete item 7a or 7b, and also item 7c; also complete items
       7d-7g(if applicable).

6. CURRENT RECORD INFORMATION:

   6a. ORGANIZATION'S NAME

OR

   6b. INDIVIDUAL'S NAME                            FIRST NAME                  MIDDLE NAME                 SUFFIX


7. CHANGED (NEW) OR ADDED INFORMATION

   7a. ORGANIZATION'S NAME
   Private Investment Bank Limited

OR

   7b. INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME                 SUFFIX

7c. MAILING ADDRESS                                 CITY                        STATE      POSTAL CODE      COUNTRY
         Deyonshire House
     Queen Street         P.O. BOX N-3918           Nassau                                                  Bahamas

7d. TAX ID #: SSN OR EIN    ADD'L INFO RE    7e. TYPE OF ORGANIZATION  7f. JURISDICTION OF ORGANIZATION  7G. ORGANIZATIONAL ID #,
                            ORGANIZATION                                                                      if any
                            DEBTOR
                                                                                                                           / / NONE

8. AMENDMENT (COLLATERAL CHANGE): check only ONE box.

   Describe collateral  / / deleted or  / / added, or give entire
    / / restated collateral description, or describe collateral / / assigned.


9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here / / and enter name of DEBTOR authorizing this Amendment.

   9a. ORGANIZATION'S NAME
   Med Diversified, Inc.

OR

   9b. INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME                 SUFFIX

10.OPTIONAL FILER REFERENCE DATA
   DE SOS

FILING OFFICE COPY -- NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 07/29/98)